Bank and Other Debt, Current	6 Months Ended
Jun. 30, 2017
Long Term Bank Debt [Abstract]
Bank and Other Debt, Current

6.       Bank and Other Debt, Current

The amounts of bank and other debt shown in the accompanying consolidated balance sheets are analyzed as follows:

	June 30, 2017	Current	Non-current	December 31, 2016	Current	Non-current

The Royal Bank of Scotland plc - Term Loan	$-	$-	$-	$128,861	$128,861	$-
Addiewell LTD - Term Loan	35,000	35,000	-	-	-	-
plus other fees payable to the lenders	20	20	-	200	200	-
less unamortized deferred financing costs	(257)	(257)	-	(1,932)	(1,932)	-
Bank and other debt, net of unamortized deferred financing costs	$34,763	$34,763	$-	$127,129	$127,129	$-

  The Royal Bank of Scotland plc (“RBS”) – Term Loan: On September 10, 2015, the Company, through nine of its subsidiaries, entered into a loan agreement with RBS of up to $148,000, to re-finance the acquisition cost of seven of the Company's vessels, including the full prepayment of the previous facility agreement, and to support the acquisition of the two newly acquired vessels, the “Hamburg” and the “Rotterdam”. Until December 31, 2015, the Company drew down the full amount of the loan and paid arrangement and structuring fees amounting to $1,875.

The loan, until its amendment discussed below, bore interest at the rate of 2.75% per annum over LIBOR and was repayable in quarterly instalments and a balloon payment payable together with the last installment in September 2021. The Company paid commitment commissions of 1.375% per annum on the undrawn amounts, from July 30, 2015, the date of acceptance of the lenders' offer letter, until the drawdown dates.

The loan was secured by first preferred mortgages on nine vessels of the Company's fleet, first priority deeds of assignments of insurances, earnings, charter rights and requisition compensation and a corporate guarantee. The loan agreement also contained customary financial covenants, minimum security value of the mortgaged vessels, required minimum liquidity of $500 per vessel in the fleet and restricted cash of $9,000 to be deposited by the borrowers with the lenders for the duration of the loan. There were also restrictions as to changes in the loan agreement with DSI and in certain shareholdings and management of the vessels. Finally, the Company was not permitted to pay any dividends that would result in a breach of the financial covenants.

On September 12, 2016, the Company entered into an amendment of its loan agreement with RBS, according to which the Company prepaid an amount of $7,607 and agreed to change the repayment schedule and recommence repaying the principal on September 15, 2017. Moreover, the loan amendment provided for changes to the borrowers and to the mortgaged vessels and required an amendment to the loan agreement with DSI (Note 4). It also prohibited the incurrence of additional indebtedness and the acquisition of additional vessels until September 15, 2018, and the payment of dividends until the later of: (a) prepayment or repayment in full on June 15, 2021 of the deferred tranche of $8,851, which was created out of the reallocation of amounts due under the existing tranches, and (b) September 15, 2018. Furthermore, the minimum security covenant (“hull cover ratio”) was reduced from 140% to 125% until September 30, 2018, certain financial covenants were amended while the application of others was deferred to 2019, and the interest rate margin increased from 2.75% per annum to 3.10% per annum until December 31, 2018. Finally, the Company paid an amendment fee of $150 at the signing of the agreement and an additional fee of $200 was payable on December 31, 2018.

As of December 31, 2016 and thereafter, due to a significant decline in the market value of its vessels, the Company was not in compliance with two financial covenants, as well as with the required covenant for the minimum required security cover (“hull cover ratio”). Due to these technical breaches in its loan covenants, the Company has classified its bank debt as of December 31, 2016 in current liabilities. Accordingly, the loan balance and the loan-related fees have been reclassified to Bank and other debt, net of unamortized deferred financing costs and the restricted cash under the facility has been reclassified to Restricted cash, current in the accompanying consolidated balance sheet of December 31, 2016.

On June 30, 2017, the Company signed a Settlement Agreement with RBS, whereby it repaid an amount of $85,000 as full and final settlement of the loan obligation. The then outstanding principal balance was $128,861 and the settlement resulted in a net gain of $42,185 for the Company, which is reflected in Gain from bank debt write off in the accompanying unaudited interim consolidated statements of operations and includes the gain from the write off of the principal balance and other fees due to the lenders, net of the unamortized deferred financing costs write off and other costs incurred in connection with the transaction. The repayment of the loan was partially funded by $10,000 from the Company's own cash, $40,000 were funded from the DSI loan refinance as discussed in Note 4 and $35,000 were funded from the new Addiewell loan, discussed under (b) below.

b) Addiewell Ltd (“Addiewell”) – Loan Facility: On June 30, 2017, the Company partially funded the refinancing of the RBS loan, discussed under (a) above, with proceeds under a new secured loan facility with Addiewell Ltd., an unaffiliated third party, in the amount of $35,000. The loan matures on December 31, 2018, however the lenders have the option to request for full repayment after twelve months from the initial drawing and thus the Company has classified the outstanding principal balance of June 30, 2017 in current liabilities under Bank and other debt, net of unamortized deferred financing costs in the accompanying consolidated balance sheets. The loan also provides for an additional $10,000 interest-bearing “discount premium”, which is also payable at maturity, but will be permanently waived and cancelled in case the lenders exercise their option for full repayment within twelve months from drawing. The discount premium is recognized in Interest and Finance costs throughout the life of the loan and in Bank and other debt, net of unamortized deferred financing costs. Moreover, the loan, which ranks senior to the loan agreement with DSI (Note 4), is secured by first priority mortgages over the Company's eleven containerships, bears interest at the rate of 6% per annum for the first twelve months scaled to 9% for the next three months and further scaled to 12% for the remaining three months until maturity. Finally, the new loan facility includes financial and other covenants which stipulate the repayment of the facility with proceeds from the sale of assets of the Company, proceeds from the issuance of new equity and proceeds from the exercise of existing warrants to purchase the Company's Series B Convertible Preferred Shares (Note 8).

For the six months ended June 30, 2017 and 2016, total interest expense and the discount premium amortization incurred in connection with the loans of RBS and Addiewell, amounted to $2,716 and $2,388, respectively, and is included in Interest and finance costs in the accompanying unaudited interim consolidated statements of operations. Accrued interest as of June 30, 2017 and December 31, 2016 amounted to $8 and $0, respectively, and is included in Accrued liabilities in the accompanying consolidated balance sheets.